UNION SECURITY INSURANCE COMPANY
POWER OF ATTORNEY

Michael F. Anderson

does hereby authorize Lisa Proch and Christopher Cramer, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.
IN WITNESS WHEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Michael F. Anderson	Dated as of December 15, 2021
Michael F. Anderson
Director

Appendix A
Union Security Insurance Company Power of Attorney
Dated as of December 15, 2021
Filed on Form N-4
File Numbers:
333-79701
333-43799
033-37577
033-19421
333-65233
033-63935
333-43886
033-73986

UNION SECURITY INSURANCE COMPANY
POWER OF ATTORNEY

Christopher J. Copeland

does hereby authorize Lisa Proch and Christopher Cramer, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.
IN WITNESS WHEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Christopher J. Copeland	Dated as of December 15, 2021
Christopher J. Copeland
Director

Appendix A
Union Security Insurance Company Power of Attorney
Dated as of December 15, 2021
Filed on Form N-4
File Numbers:
333-79701
333-43799
033-37577
033-19421
333-65233
033-63935
333-43886
033-73986

UNION SECURITY INSURANCE COMPANY
POWER OF ATTORNEY

Fernand LeBlanc

does hereby authorize Lisa Proch or Christopher Cramer, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.
IN WITNESS WHEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Fernand LeBlanc	Dated as of April 1, 2019
Fernand LeBlanc
Director

Appendix A
Union Security Insurance Company Power of Attorney
Dated as of April 1, 2019
Filed on Form N-4
File Numbers:
333-79701
333-43799
033-37577
033-19421
333-65233
033-63935
333-43886
033-73986

UNION SECURITY INSURANCE COMPANY
POWER OF ATTORNEY

Lisa Young

does hereby authorize Lisa Proch or Christopher Cramer, individually, to sign as her agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.
IN WITNESS WHEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Lisa Young	Dated as of April 1, 2019
Lisa Young
Director

Appendix A
Union Security Insurance Company Power of Attorney
Dated as of April 1, 2019
Filed on Form N-4
File Numbers:
333-79701
333-43799
033-37577
033-19421
333-65233
033-63935
333-43886
033-73986